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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/x/	Soliciting Material Pursuant to §240.14a-12
CB RICHARD ELLIS SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

    Set forth below is the text of slides to be shown by the Registrant to certain employees of the Registrant in connection with informational meetings regarding a proposed merger transaction in which the Registrant would become a wholly-owned subsidiary of CBRE Holding, Inc., a Delaware corporation (the "Merger").

    These slides contain statements that are not historical facts but rather reflect current expectations concerning future results and events. These forward-looking statements are subject to risks, uncertainties and other factors, some of which are beyond our control, that could cause actual results and events to differ materially from those forecast or anticipated in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the following: changes in interest rates, and the availability, cost and terms of financing; the outcomes of pending lawsuits against us; economic conditions generally; demand for the services that we provide; competition; our ability to attract and retain qualified personnel; changes in business strategy or development plans; and other factors which are discussed in the preliminary proxy statement described below and other documents that we file with the Securities and Exchange Commission.

    No one should place undue reliance on these forward-looking statements, which reflect management's view only as of the date of this filing. All forward-looking statements included in these slides and all subsequent forward-looking statements attributable to the Registrant of persons acting on the Registrant's behalf, are expressly qualified in their entirety by these cautionary statements. The Registrant undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events.

    The Registrant filed a preliminary proxy statement regarding the Merger on April 12, 2001 and will file a definitive proxy statement regarding the Merger when it is available. Information regarding the identity of persons who, under rules of the Securities and Exchange Commission, may be considered participants in the solicitation of proxies from stockholders of the Registrant, and those persons' holdings of securities of the Registrant, are included in the preliminary proxy statement. Stockholders of the Registrant are urged to read the definitive proxy statement regarding the Merger when it is available, because it will contain important information. Copies of the proxy statements and related Rule 13e-3 Transaction Statement on Schedule 13E-3 may be obtained for free at the Securities and Exchange Commission website at www.sec.gov. These documents may also be obtained for free from the Registrant. Requests for copies should be directed to CB Richard Ellis Services, Inc., 505 Montgomery Street, Sixth Floor, San Francisco, California 94111, Attention: Walter Stafford, Secretary.

MBO

Our Business

Help our clients achieve their business objectives
by providing high quality real estate services.

Our Objectives

•	Expand our market leading position —Focus on local and major accounts —Hire, train and retain the best people
•	Improve our margin —Raise the bar through technology —Rationalize global organization

What Does Going Private Mean?

•	Ownership of all the shares by employees and the buyout group
•	Removal of the shares from public trading exchanges

The Benefits of Going Private

•	Improves the ability to manage to long term objectives
•	Provides potential investment returns for employees who wish to roll over and/or buy stock
•	Provides incentives to motivate key managers to help grow the company

What Will Change?

•	Nothing operationally (i.e. continue our current efforts to grow revenues and improve margins)
•	Management, the Board of Directors and employees will be more closely aligned

Who is BLUM Capital?

•	Leading private equity and strategic block investment firm, with $2.0 billion of capital in the U.S.
•	Invests in market leading businesses with strong cash flow characteristics
•	Works closely with management teams to actively create value
•	Successful investment track record since founding in 1975

Who are the Other Investors?

•	Freeman Spogli
•	Management
•	Employees
•	Fred Malek
•	Don Koll

What is the Process?

Date
•	Offer	11/10/00
•	Special Committee Review of offer/recommendation	11/10/00–2/23/01
•	Board approval and recommendation to Shareholders	2/23/01
•	Proxy statement filed	4/12/01
•	Registration Statement filed	4/24/01
•	Shareholder vote and deal close	Approx. 6/30/01

New Ownership Structure

*	Excludes Working Capital Facility with $100 million of total availability.

Employee owned shares in Company Benefit Plans

•	1,500,000 shares held in 401(k)
•	1,840,000 shares in common stock equivalent (distributable in the form of shares of common stock) held in DCP —1,000,000 shares fully vested —840,000 unvested match and retention award shares

Employee Opportunities to Participate

•	401(k) Roll
•	DCP Roll
•	Purchase
•	Interest Index Fund
•	Options

Producer Awards

•	1999 Match: Fully vests at change of control. Paid in stock fund units in new company.
•	2000 Match: Credited to participant's Interest Index Fund Account.
•	2000 Retention Shares: Already allocated in old company stock. Roll automatically under existing vesting schedule.

How Were Employee Concerns Addressed?

•	401(k) Roll
•	SIP Roll
•	1:1 Share conversion
•	DCP Liquidity
•	Debt
•	Participation in the debt (Interest Index Fund)
•	Board membership

Top Questions

•	What happens under the BLUM proposal to CBRE Stock credited to my 401(k) or DCP accounts?
•	Are we going to be over-leveraged, given the cyclical nature of the business?
•	Won't we have to reduce expenses to service the increase in debt from going private?
•	Do you intend to sell any business units or offices to finance this proposed transaction?

Summary

•	Management believes the deal is best for the company and is putting in up to $10 million in cash to show that faith
•	Provides potential investment returns for employees who choose to buy/roll shares
•	The rating agencies have affirmed the rating on the proposed debt structure and removed the company from credit watch

CB Richard Ellis filed a preliminary proxy statement regarding the going private merger on April 12, 2001 and will file a definitive proxy statement regarding the merger when it is available. Information regarding the identity of persons who, under rules of the Securities and Exchange Commission, may be considered participants in the solicitation of proxies from stockholders of CB Richard Ellis, and those persons' holdings of securities of CB Richard Ellis, are included in the preliminary proxy statement. Stockholders of CBRE are urged to read the definitive proxy statement regarding the merger when it is available, because it will contain important information. Copies of the proxy statements and related Rule 13e-3 Transaction Statement on Schedule 13E-3 may be obtained for free at the Securities and Exchange Commission web site at www.sec.gov. These documents may also be obtained for free from CB Richard Ellis. Requests for copies should be directed to:

    CB Richard Ellis Services, Inc., 505 Montgomery Street,
    6th Floor, San Francisco, California 94111,
    Attention Walter Stafford, Secretary

QuickLinks

  Our Business
  Our Objectives
  What Does Going Private Mean?
  The Benefits of Going Private
  What Will Change?
  Who is BLUM Capital?
  Who are the Other Investors?
  What is the Process?
  New Ownership Structure
  Employee owned shares in Company Benefit Plans
  Employee Opportunities to Participate
  Producer Awards
  How Were Employee Concerns Addressed?
  Top Questions
  Summary